In re: ENRON CORP. Debtor, Case No. 01-16034           Entity #2

                            SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES
---------------------------------------------------------------------------------------------------------------

NAME AND MAILING ADDRESS,              DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S
INCLUDING ZIP CODE, OF                 INTEREST.  STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL
OTHER PARTIES TO LEASE OR              PROPERTY.  STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
CONTRACT

-------------------------------------- ------------------------------------------------------------------------

-------------------------------------- ------------------------------------------------------------------------
1484450 - 10096656                     Type of Contract:     LEASE - BUILDING ONLY
1775 EYE STREET, LLC                   Effective Date: 10/01/1997
Attn MICHELLE GARRISON                 Description:  RENT:   393879
L&B 1775 EYE STREET, INC.
C/O THE L&B GROUP
8750 N CENTRAL EXPRESSWAY, STE 800
DALLAS  TX  75231
-------------------------------------- ------------------------------------------------------------------------
1481568 - 10096464                     Type of Contract:     MASTER SERVICES AGREEMENT
2ADVANCED STUDIOS                      Effective Date: 10/29/2001
Attn ANTHONY NOVAK
34145 PACIFIC COAST HIGHWAY #327
DANA POINT  CA  92629-2808
-------------------------------------- ------------------------------------------------------------------------
1481572 - 10093484                     Type of Contract:     AGREEMENT PROJECT SERVICES
A & V INFORMATION SERVICES, INC.       Number:         GSS-ADM-11070-1992
7322 SOUTHWEST FREEWAY, STE 1100       Effective Date: 03/02/1992
HOUSTON  TX  77074
-------------------------------------- ------------------------------------------------------------------------
1481573 - 10093815                     Type of Contract:     NON-DISCLOSURE AGREEMENT
A-TEK CONSULTANTS, INC.
3649 ALL AMERICAN BLVD
ORLANDO  FL  32810
-------------------------------------- ------------------------------------------------------------------------
1481577 - 10093487                     Type of Contract:     MASTER SERVICES AGREEMENT
ABACHI INTERNATIONAL RESOURCES         Effective Date: 11/16/1994
Attn JESSE WANG
2801 WALNUT BEND, #30
HOUSTON  TX  77042
-------------------------------------- ------------------------------------------------------------------------
1481578 - 10093491                     Type of Contract:     SOFTWARE LICENSING AGREEMENTS
ABC SYSTEMS & DEVELOPMENT INC.         Number:         GSS-ADM-11083-2001
Attn DEAN BROOK                        Effective Date: 03/20/2001
1875 CHARLESTON ROAD
MOUNTAIN VIEW  CA  94043
-------------------------------------- ------------------------------------------------------------------------
1489446 - 10569700                     Type of Contract:     EXECUTORY CONTRACT
ABN AMRO BANK N.V.                     Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
Attn LEGAL DEPARTMENT                  STRUCTURED TRANSACTIONS
250 BISHOPGATE
LONDON EC2M 4AA
UNITED KINGDOM
-------------------------------------- ------------------------------------------------------------------------
1489447 - 10569701                     Type of Contract:     EXECUTORY CONTRACT
ABN AMRO BANK N.V.                     Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
THREE RIVERWAY                         STRUCTURED TRANSACTIONS
SUITE 1700
HOUSTON  TX  77056
-------------------------------------- ------------------------------------------------------------------------
1493372 - 10224854                     Type of Contract:     ISDA MASTER AGREEMENT
ABN AMRO BANK N.V.                     Effective Date: 05/21/1993
Attn TREASURY OPERATIONS
181 W. MADISON AVENUE
CHICAGO  IL  60602
-------------------------------------- ------------------------------------------------------------------------
1524014 - 10570293                     Type of Contract:     EXECUTORY CONTRACT
ABN AMRO BANK N.V.                     Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
Attn LOAN ADMINISTRATION               STRUCTURED TRANSACTIONS
208 S. LASALLE STREET
SUITE 1500
CHICAGO  IL  60604
-------------------------------------- ------------------------------------------------------------------------


                                                Page: 1 of 192



In re: ENRON CORP. Debtor, Case No. 01-16034           Entity #2

                            SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

---------------------------------------------------------------------------------------------------------------

NAME AND MAILING ADDRESS,              DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S
INCLUDING ZIP CODE, OF                 INTEREST.  STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL
OTHER PARTIES TO LEASE OR              PROPERTY.  STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
CONTRACT

-------------------------------------- ------------------------------------------------------------------------

-------------------------------------- ------------------------------------------------------------------------
1524017 - 10570296                     Type of Contract:     EXECUTORY CONTRACT
ABN AMRO BANK, AS AGENT                Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
LONDON EC2M 6BS                        STRUCTURED TRANSACTIONS
-------------------------------------- ------------------------------------------------------------------------
1489449 - 10569702                     Type of Contract:     EXECUTORY CONTRACT
ABN AMRO INCORPORATED                  Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
Attn LEGAL DEPARTMENT                  STRUCTURED TRANSACTIONS
55 EAST 52ND STREET
NEW YORK  NY  10055
-------------------------------------- ------------------------------------------------------------------------
1524018 - 10570297                     Type of Contract:     EXECUTORY CONTRACT
ABN AMRO INCORPORATED                  Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
Attn FUTURE OPERATIONS MANAGER         STRUCTURED TRANSACTIONS
208 S. LASALLE STREET
CHICAGO  IL  60604
-------------------------------------- ------------------------------------------------------------------------
1481579 - 10093494                     Type of Contract:     MASTER SERVICES AGREEMENT
ACCESS DATA SUPPLY, INC.               Effective Date: 01/20/2000
2425 W. LOOP SOUTH, SUITE 855
HOUSTON  TX  77072
-------------------------------------- ------------------------------------------------------------------------
1481580 - 10093503                     Type of Contract:     MASTER SERVICES AGREEMENT
ACCESS INFORMATION ASSOCIATES, INC.    Number:         GSS-ADM-10025-1996
Attn ANN M ROBERTSON
4710 BELLAIRE BLVD., SUITE 140
BELLAIRE  TX  77401-4505
-------------------------------------- ------------------------------------------------------------------------
1481581 - 10093521                     Type of Contract:     MASTER SERVICES AGREEMENT
ACCESS MIS, INC.                       Number:         GSS-ADM-10032-1995
Attn CLETUS B BAYER
4669 SOUTHWEST FREEWAY, STE 755
HOUSTON  TX  77027
-------------------------------------- ------------------------------------------------------------------------
1524019 - 10570298                     Type of Contract:     EXECUTORY CONTRACT
ACCORD ENERGY LIMITED                  Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
Attn CENTRIA ENERGY, ELDON             STRUCTURED TRANSACTIONS
PETHYBRIDGE
CHARTER COURT, 50 WINDSOR ROAD
SLOUGH
BERKSHIRE SL1 2HA
UNITED KINGDOM
-------------------------------------- ------------------------------------------------------------------------
1481583 - 10096530                     Type of Contract:     MASTER SERVICES AGREEMENT
ACCUDATA SYSTEMS, INC.                 Number:         GSS-ADM-10033-1999
Attn TERRY DICKSON                     Effective Date: 04/08/1999
13700 VETERANS MEMORIAL, SUITE
HOUSTON  TX  77014
-------------------------------------- ------------------------------------------------------------------------
1481584 - 10093547                     Type of Contract:     MASTER SERVICES AGREEMENT
ACI MANAGEMENT CONSULTANTS, INC.       Number:         GSS-ADM-10029-1995
Attn LEE                               Effective Date: 12/05/1995
24 GREENWAY PLAZA, SUITE 606
HOUSTON  TX  77046
-------------------------------------- ------------------------------------------------------------------------
1481584 - 10093551                     Type of Contract:     AGREEMENT PROJECT SERVICES
ACI MANAGEMENT CONSULTANTS, INC.       Number:         GSS-ADM-10029-1995
Attn LEE                               Effective Date: 03/31/1998
24 GREENWAY PLAZA, SUITE 606
HOUSTON  TX  77046
-------------------------------------- ------------------------------------------------------------------------
1481585 - 10093552                     Type of Contract:     SOFTWARE LICENSING AGREEMENTS
ACTA TECHNOLOGY, INC.                  Number:         GSS-ADM-10035-1999
Attn BENINGER                          Effective Date: 11/10/1999
1001 ELWELL COURT
PALO ALTO  CA  94303
-------------------------------------- ------------------------------------------------------------------------


                                                Page: 2 of 192



In re: ENRON CORP. Debtor, Case No. 01-16034           Entity #2

                            SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

---------------------------------------------------------------------------------------------------------------

NAME AND MAILING ADDRESS,              DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S
INCLUDING ZIP CODE, OF                 INTEREST.  STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL
OTHER PARTIES TO LEASE OR              PROPERTY.  STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
CONTRACT

-------------------------------------- ------------------------------------------------------------------------

-------------------------------------- ------------------------------------------------------------------------
1481586 - 10093508                     Type of Contract:     MASTER SERVICES AGREEMENT
ACTIUM CORPORATION                     Number:         GSS-ADM-11145-1998
Attn WADE WIANT                        Effective Date: 11/02/1998
555 NORTH LANE, STE 5040
CONSHOHOCKEN  PA  19428
-------------------------------------- ------------------------------------------------------------------------
1481588 - 10093553                     Type of Contract:     SOFTWARE LICENSING AGREEMENTS
ACTUATE CORPORATION                    Number:         GSS-ADM-11107-2000
Attn BILL YOUNGSTON                    Effective Date: 04/03/2000
701 GATEWAY BOULEVARD SOUTH
SAN FRANCISCO  CA  94080
-------------------------------------- ------------------------------------------------------------------------
1481588 - 10093557                     Type of Contract:     MASTER SERVICES AGREEMENT
ACTUATE CORPORATION                    Number:         GSS-ADM-11107-2000
Attn BILL YOUNGSTON                    Effective Date: 04/03/2000
701 GATEWAY BOULEVARD SOUTH
SAN FRANCISCO  CA  94080
-------------------------------------- ------------------------------------------------------------------------
1481588 - 10093561                     Type of Contract:     MUTUAL NONDISCLOSURE AGREEMENT
ACTUATE CORPORATION                    Number:         GSS-ADM-11107-2000
Attn BILL YOUNGSTON                    Effective Date: 03/06/2000
701 GATEWAY BOULEVARD SOUTH
SAN FRANCISCO  CA  94080
-------------------------------------- ------------------------------------------------------------------------
1481589 - 10093562                     Type of Contract:     MASTER SERVICES AGREEMENT
ADAPTIVE IT SOLUTIONS, INC.            Number:         GSS-ADM-11055-2001
Attn BLAKE MCLANE                      Effective Date: 04/02/2001
5100 WESTHEIMER, STE 300
HOUSTON  TX  77056
-------------------------------------- ------------------------------------------------------------------------
1481589 - 10093563                     Type of Contract:     AGREEMENT PROJECT SERVICES
ADAPTIVE IT SOLUTIONS, INC.            Number:         GSS-ADM-11005-2001
Attn BLAKE MCLANE                      Effective Date: 03/27/2001
5100 WESTHEIMER, STE 300
HOUSTON  TX  77056
-------------------------------------- ------------------------------------------------------------------------
1493376 - 10225746                     Type of Contract:     SOFTWARE LICENSING AGREEMENTS
ADAYTUM, INC.                          Effective Date: 03/23/2001
Attn BOB NAHRSTADT
2051 KILLEBREW DRIVE, #400
BLOOMINGTON  MN  55425-1820
-------------------------------------- ------------------------------------------------------------------------
1481591 - 10093565                     Type of Contract:     MASTER SERVICES AGREEMENT
ADEA GROUP, INC. DBA THE ADEA GROUP    Effective Date: 08/02/2001
Attn STEVE HARDY SR.
4835 LBJ FRWY
DALLAS  TX  75244
-------------------------------------- ------------------------------------------------------------------------
1481591 - 10093570                     Type of Contract:     AGREEMENT PROJECT SERVICES
ADEA GROUP, INC. DBA THE ADEA GROUP    Effective Date: 07/26/2001
Attn STEVE HARDY SR.
4835 LBJ FRWY
DALLAS  TX  75244
-------------------------------------- ------------------------------------------------------------------------
1481598 - 10093583                     Type of Contract:     SERVICES DATA AGREEMENT
ADVANCED DIGITAL INFORMATION GROUP     Number:         GSS-ADM-10038-1999
Attn KATHY PEDERSON                    Effective Date: 09/14/1999
11431 WILLOWS ROAD NE
REDMOND  WA  98703
-------------------------------------- ------------------------------------------------------------------------


                                                Page: 3 of 192



In re: ENRON CORP. Debtor, Case No. 01-16034           Entity #2

                            SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

---------------------------------------------------------------------------------------------------------------

NAME AND MAILING ADDRESS,              DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S
INCLUDING ZIP CODE, OF                 INTEREST.  STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL
OTHER PARTIES TO LEASE OR              PROPERTY.  STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
CONTRACT

-------------------------------------- ------------------------------------------------------------------------

-------------------------------------- ------------------------------------------------------------------------
1481600 - 10093576                     Type of Contract:     MASTER SERVICES AGREEMENT
ADVANCED OPEN SOLUTIONS, INC.          Number:         GSS-ADM-11155-1998
6575 WEST LOOP SOUTH, STE 665          Effective Date: 06/04/1998
BELLAIRE  TX  77401
-------------------------------------- ------------------------------------------------------------------------
1481600 - 10093579                     Type of Contract:     AGREEMENT PROJECT SERVICES
ADVANCED OPEN SOLUTIONS, INC.          Number:         GSS-ADM-1115-1998
6575 WEST LOOP SOUTH, STE 665          Effective Date: 05/01/1998
BELLAIRE  TX  77401
-------------------------------------- ------------------------------------------------------------------------
1524020 - 10570299                     Type of Contract:     EXECUTORY CONTRACT
ADVANTAGE ASSET                        Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
SECURITIZATION CORP.                   STRUCTURED TRANSACTIONS
-------------------------------------- ------------------------------------------------------------------------
1489450 - 10569703                     Type of Contract:     EXECUTORY CONTRACT
AENEAS, LLC                            Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
                                       STRUCTURED TRANSACTIONS
-------------------------------------- ------------------------------------------------------------------------
1493380 - 10225306                     Type of Contract:     EMPLOYEE MATTERS AGREEMENT
AEP ENERGY SERVICES GAS HOLDING CO     Effective Date: 05/31/2001
HOUSTON  TX  77002
-------------------------------------- ------------------------------------------------------------------------
1481602 - 10093589                     Type of Contract:     SOFTWARE LICENSING AGREEMENTS
AEP ENERGY SERVICES, INC.              Effective Date: 11/16/2001
Attn GREG PIPER
OH
-------------------------------------- ------------------------------------------------------------------------
1489453 - 10569705                     Type of Contract:     EXECUTORY CONTRACT
AEP ENERGY SERVICES, INC.              Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
AEP ENERGY SERVICES GAS HOLDING CO     STRUCTURED TRANSACTIONS
1 RIVERSIDE PLAZA
COLUMBUS  OH  43215
-------------------------------------- ------------------------------------------------------------------------
1481604 - 10093590                     Type of Contract:     SERVICE PROVISION AGREEMENT
AERIS COMMUNICATIONS, INC.             Number:         GSS-ADM-11054-1999
1245 S. WINCHESTER BLVD.               Effective Date: 09/03/1999
2ND FLOOR
SAN JOSE  CA  95128
-------------------------------------- ------------------------------------------------------------------------
1481369 - 10093067                     Type of Contract:     TAX SHARING AGREEMENT
AFFILIATED BLDG SERV INC, INV CO
1400 SMITH STREET
HOUSTON  TX  77002
-------------------------------------- ------------------------------------------------------------------------
1481370 - 10093057                     Type of Contract:     TAX SHARING AGREEMENT
AFFILIATED BLDG SERV, INC HOLDING
1400 SMITH STREET
HOUSTON  TX  77002
-------------------------------------- ------------------------------------------------------------------------
1481371 - 10093066                     Type of Contract:     TAX SHARING AGREEMENT
AFFILIATED BUILDING SERVICES, INC.
Attn F/K/A ENRON BUILDING SERVICES,
INC.
1400 SMITH STREET
HOUSTON  TX  77002
-------------------------------------- ------------------------------------------------------------------------
1481610 - 10093592                     Type of Contract:     AGREEMENT PROJECT SERVICES
AGENCY.COM                             Effective Date: 05/20/1999
Attn KEVIN ROWE
665 BROADWAY
NEW YORK  NY  10012
-------------------------------------- ------------------------------------------------------------------------


                                                Page: 4 of 192



In re: ENRON CORP. Debtor, Case No. 01-16034           Entity #2

                            SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

---------------------------------------------------------------------------------------------------------------

NAME AND MAILING ADDRESS,              DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S
INCLUDING ZIP CODE, OF                 INTEREST.  STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL
OTHER PARTIES TO LEASE OR              PROPERTY.  STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
CONTRACT

-------------------------------------- ------------------------------------------------------------------------

-------------------------------------- ------------------------------------------------------------------------
1481610 - 10094705                     Type of Contract:     CONSULTING AGREEMENT
AGENCY.COM                             Effective Date: 05/20/1999
Attn KEVIN ROWE
665 BROADWAY
NEW YORK  NY  10012
-------------------------------------- ------------------------------------------------------------------------
1524021 - 10570300                     Type of Contract:     EXECUTORY CONTRACT
AGIP (U.K.) LIMITED                    Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
Attn MR. ANDREW WILLIAMSON             STRUCTURED TRANSACTIONS
EBURY BRIDGE HOUSE
10 EBURY BRIDGE ROAD
LONDON SW1W 8PZ
UNITED KINGDOM
-------------------------------------- ------------------------------------------------------------------------
1481616 - 10093593                     Type of Contract:     MASTER SERVICES AGREEMENT
AJILON, INC.                           Number:         GSS-ADM-10117-1995
Attn WAYNE TRIMBLE                     Effective Date: 11/08/1995
16225 PARK TEN PLACE
HOUSTON  TX  77084-5153
-------------------------------------- ------------------------------------------------------------------------
1489456 - 10569708                     Type of Contract:     EXECUTORY CONTRACT
AL RAJHI INVESTMENT CORP. B.V.         Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
PO BOX 87459                           STRUCTURED TRANSACTIONS
AMSTERDAM 1080JL
-------------------------------------- ------------------------------------------------------------------------
1489459 - 10569710                     Type of Contract:     EXECUTORY CONTRACT
ALGIS INSURANCE SERVICES INC.          Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
                                       STRUCTURED TRANSACTIONS
-------------------------------------- ------------------------------------------------------------------------
1481621 - 10093720                     Type of Contract:     LICENSING AGREEMENT
ALLEN CENTER CO. # 3                   Effective Date: 08/27/1991
Attn PAUL LAYNE
1200 SMITH ST. SUITE 1200
HOUSTON  TX  77002
-------------------------------------- ------------------------------------------------------------------------
1481623 - 10096531                     Type of Contract:     ESCROW AGREEMENT
ALLEN SYSTEMS GROUP, INC.
Attn DAWN WILKINSON
P.O. BOX 862028
ORLANDO  FL  33882-2028
-------------------------------------- ------------------------------------------------------------------------
1524024 - 10570301                     Type of Contract:     EXECUTORY CONTRACT
ALLIED IRISH BANK, P.L.C.              Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
BALLS BRIDGE                           STRUCTURED TRANSACTIONS
DUBLIN 4
IRELAND
-------------------------------------- ------------------------------------------------------------------------
1316378 - 10090138                     Type of Contract:     SEPARATION AGREEMENT
ALLISON PAMELA J
-------------------------------------- ------------------------------------------------------------------------
1481625 - 10093594                     Type of Contract:     MASTER SERVICES AGREEMENT
ALLMAN PROFESSIONAL CON. , INC.        Effective Date: 02/23/2000
Attn MARK C ALLMAN
P.O. BOX 891184
HOUSTON  TX  77289-1184
-------------------------------------- ------------------------------------------------------------------------
1489460 - 10569711                     Type of Contract:     EXECUTORY CONTRACT
ALLSTATE INSURANCE COMPANY             Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
INVESTMENT OPERATIONS                  STRUCTURED TRANSACTIONS
PRIVATE PLACEMENTS
3075 SANDERS ROAD, STE G4A
NORTHBROOK  IL  60062-7127
-------------------------------------- ------------------------------------------------------------------------


                                                Page: 5 of 192



In re: ENRON CORP. Debtor, Case No. 01-16034           Entity #2

                            SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

---------------------------------------------------------------------------------------------------------------

NAME AND MAILING ADDRESS,              DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S
INCLUDING ZIP CODE, OF                 INTEREST.  STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL
OTHER PARTIES TO LEASE OR              PROPERTY.  STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
CONTRACT

-------------------------------------- ------------------------------------------------------------------------

-------------------------------------- ------------------------------------------------------------------------
1481627 - 10093598                     Type of Contract:     MASTER SERVICES AGREEMENT
ALLTECH SYSTEMS                        Effective Date: 02/18/1994
Attn BENJAMIN F WINCHESTER
9000 WEST BELFORT, #328
HOUSTON  TX  77031
-------------------------------------- ------------------------------------------------------------------------
1481628 - 10093599                     Type of Contract:     NATIONAL ACCOUNT AGREEMENT
ALLTEL COMMUNICATION SERVICE
333 CLAY STREET
HOUSTON  TX  77002
-------------------------------------- ------------------------------------------------------------------------
1481630 - 10093606                     Type of Contract:     SOFTWARE PRODUCT MAINTENANCE AGMT
ALPHREAL, INC.                         Number:         GSS-ADM-10012-1994
Attn LOW                               Effective Date: 08/29/1994
9339 CARROL PARK DRIVE
SAN DIEGO  CA  92120
-------------------------------------- ------------------------------------------------------------------------
1481630 - 10093608                     Type of Contract:     EQUIPMENT SERVICE AGREEMENT
ALPHREAL, INC.                         Number:         GSS-ADM-10012-1994
Attn LOW                               Effective Date: 08/29/1994
9339 CARROL PARK DRIVE
SAN DIEGO  CA  92120
-------------------------------------- ------------------------------------------------------------------------
1459261 - 10093610                     Type of Contract:     OPEN SYSTEMS PROCUREMENT AGREEMENT
ALSTOM ESCA CORPORATION                Number:         GSS-ADM-10039-1999
11120 NE 33RD PL                       Effective Date: 04/02/2001
BELLEVUE  WA  98004-1448
-------------------------------------- ------------------------------------------------------------------------
1459261 - 10093611                     Type of Contract:     ESCROW AGREEMENT
ALSTOM ESCA CORPORATION                Number:         GSS-ADM-10039-1999
11120 NE 33RD PL                       Effective Date: 04/20/1999
BELLEVUE  WA  98004-1448
-------------------------------------- ------------------------------------------------------------------------
1481634 - 10093614                     Type of Contract:     MASTER SERVICES AGREEMENT
ALTERNATIVE RESOURCES CORPORATION      Effective Date: 09/30/1998
Attn DON LEGATE
1800 WEST LOOP SOUTH
SUITE 1660
HOUSTON  TX  77027
-------------------------------------- ------------------------------------------------------------------------
1481634 - 10096467                     Type of Contract:     AGREEMENT PROJECT SERVICES
ALTERNATIVE RESOURCES CORPORATION      Effective Date: 07/01/1998
Attn DON LEGATE
1800 WEST LOOP SOUTH
SUITE 1660
HOUSTON  TX  77027
-------------------------------------- ------------------------------------------------------------------------
1481635 - 10093619                     Type of Contract:     MASTER SERVICES AGREEMENT
ALTERVIEW INC.                         Effective Date: 08/21/1995
Attn JOSEPH YOKLAVICH
67 CASCADE SPRINGS
THE WOODLANDS  TX  77381
-------------------------------------- ------------------------------------------------------------------------
1481639 - 10093621                     Type of Contract:     OPERATING AGREEMENT
AMAZON.COM                             Number:         GSS-ADM-10040-2000
Attn DAN ROSE                          Effective Date: 04/20/2000
1200 12TH AVENUE SOUTH, SUITE
SEATTLE  WA  98144
-------------------------------------- ------------------------------------------------------------------------
1489462 - 10569712                     Type of Contract:     EXECUTORY CONTRACT
AMBAC ASSURANCE CORPORATION            Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
ONE STATE STREET PLAZA                 STRUCTURED TRANSACTIONS
NEW YORK  NY  10004
-------------------------------------- ------------------------------------------------------------------------


                                                Page: 6 of 192



In re: ENRON CORP. Debtor, Case No. 01-16034           Entity #2

                            SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

---------------------------------------------------------------------------------------------------------------

NAME AND MAILING ADDRESS,              DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S
INCLUDING ZIP CODE, OF                 INTEREST.  STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL
OTHER PARTIES TO LEASE OR              PROPERTY.  STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
CONTRACT

-------------------------------------- ------------------------------------------------------------------------

-------------------------------------- ------------------------------------------------------------------------
1524025 - 10570302                     Type of Contract:     EXECUTORY CONTRACT
AMERADA HESS LIMITED                   Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
LONDON W1P 1PL                         STRUCTURED TRANSACTIONS
-------------------------------------- ------------------------------------------------------------------------
1481646 - 10093645                     Type of Contract:     MASTER SERVICES AGREEMENT
AMERICA'S REGISTRY, INC.               Effective Date: 05/11/1998
Attn CHRISTOPHER D GUIFFRE
189 WELLS AVENUE
NEWTON  MA  02159
-------------------------------------- ------------------------------------------------------------------------
1481646 - 10096580                     Type of Contract:     AGREEMENT PROJECT SERVICES
AMERICA'S REGISTRY, INC.               Effective Date: 02/02/1998
Attn CHRISTOPHER D GUIFFRE
189 WELLS AVENUE
NEWTON  MA  02159
-------------------------------------- ------------------------------------------------------------------------
1481647 - 10093654                     Type of Contract:     PRODUCT LOAN AGREEMENT
AMERICAN BIOMETRIC COMPANY             Number:         GSS-ADM-10012-1994
Attn SANGSTER                          Effective Date: 03/10/1999
3429 HAWTHORNE RD.
ONTARIO CA K1G 4G2
CANADA
-------------------------------------- ------------------------------------------------------------------------
1481649 - 10093656                     Type of Contract:     MASTER SERVICES AGREEMENT
AMERICAN BUSINESS TECHNOLOGIES         Effective Date: 07/09/1990
Attn PATRICK T MASTERS
10850 RICHMOND NO. 175
HOUSTON  TX  77042
-------------------------------------- ------------------------------------------------------------------------
1481649 - 10093657                     Type of Contract:     AGREEMENT PROJECT SERVICES
AMERICAN BUSINESS TECHNOLOGIES         Effective Date: 07/09/1990
Attn PATRICK T MASTERS
10850 RICHMOND NO. 175
HOUSTON  TX  77042
-------------------------------------- ------------------------------------------------------------------------
1489464 - 10569714                     Type of Contract:     EXECUTORY CONTRACT
AMERICAN ELECTRIC POWER CO, INC.       Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
1 RIVERSIDE PLAZA                      STRUCTURED TRANSACTIONS
COLUMBUS  OH  43215
-------------------------------------- ------------------------------------------------------------------------
1481654 - 10093659                     Type of Contract:     MASTER SERVICES AGREEMENT
AMERICAN ENV. & ENG. CONSULTANTS       Effective Date: 07/24/2001
Attn SANGITA PATIL
7070 SOUTH 2300 EAST, SUITE 100
SALT LAKE CITY  UT  84121
-------------------------------------- ------------------------------------------------------------------------
1481654 - 10093660                     Type of Contract:     AGREEMENT PROJECT SERVICES
AMERICAN ENV. & ENG. CONSULTANTS       Effective Date: 05/07/2001
Attn SANGITA PATIL
7070 SOUTH 2300 EAST, SUITE 100
SALT LAKE CITY  UT  84121
-------------------------------------- ------------------------------------------------------------------------
1481656 - 10093661                     Type of Contract:     SOFTWARE LICENSING AGREEMENTS
AMERICAN METER COMPANY                 Number:         GSS-ADM-10042-1997
300 WELSH ROAD, BUILDING ONE           Effective Date: 12/17/1997
HORSHAM  PA  19044
-------------------------------------- ------------------------------------------------------------------------
1489465 - 10569715                     Type of Contract:     EXECUTORY CONTRACT
AMERICAN MFG MUTUAL INS CO.            Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
                                       STRUCTURED TRANSACTIONS
-------------------------------------- ------------------------------------------------------------------------


                                                Page: 7 of 192



In re: ENRON CORP. Debtor, Case No. 01-16034           Entity #2

                            SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

---------------------------------------------------------------------------------------------------------------

NAME AND MAILING ADDRESS,              DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S
INCLUDING ZIP CODE, OF                 INTEREST.  STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL
OTHER PARTIES TO LEASE OR              PROPERTY.  STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
CONTRACT

-------------------------------------- ------------------------------------------------------------------------

-------------------------------------- ------------------------------------------------------------------------
1481660 - 10093662                     Type of Contract:     SUBSCRIPTION AGREEMENT
AMERICAN STOCK EXCHANGE                Number:         GSS-ADM-11082-1988
Attn AYO SAWYER
86 TRINITY PLACE
NEW YORK NY 10006-1881
-------------------------------------- ------------------------------------------------------------------------
1524026 - 10570303                     Type of Contract:     EXECUTORY CONTRACT
AMOCO (U.K.) EXPLORATION COMPANY       Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
LONDON W5 1XL                          STRUCTURED TRANSACTIONS
-------------------------------------- ------------------------------------------------------------------------
1524027 - 10570304                     Type of Contract:     EXECUTORY CONTRACT
AMOCO U.K. PETROLEUM LIMITED           Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
LONDON W5 1XL                          STRUCTURED TRANSACTIONS
-------------------------------------- ------------------------------------------------------------------------
1481666 - 10093663                     Type of Contract:     SOFTWARE PRODUCT MAINTENANCE AGMT
ANACOMP, INC.                          Number:         GSS-ADM-10041-1998
Attn ANGELA COX                        Effective Date: 02/17/1998
6767 PORTWEST DR. SUITE 190
HOUSTON  TX  77024
-------------------------------------- ------------------------------------------------------------------------
1481668 - 10093664                     Type of Contract:     MASTER SERVICES AGREEMENT
ANALYSTS INTERNATIONAL CORPORATION     Effective Date: 08/04/1994
Attn MARY ANN KMECHT
1415 NORTH LOOP WEST
SUITE 300
HOUSTON  TX  77008
-------------------------------------- ------------------------------------------------------------------------
1481672 - 10093670                     Type of Contract:     MASTER SERVICES AGREEMENT
ANATEK, INC.                           Effective Date: 06/30/1989
Attn WILLIAM J PUETZ
5535 HUMMINGBIRD
HOUSTON TX 77096
-------------------------------------- ------------------------------------------------------------------------
1481672 - 10093672                     Type of Contract:     ADVERTISING CONTRACTS
ANATEK, INC.                           Effective Date: 05/23/1989
Attn WILLIAM J PUETZ
5535 HUMMINGBIRD
HOUSTON TX 77096
-------------------------------------- ------------------------------------------------------------------------
1481673 - 10093748                     Type of Contract:     CONSULTING / PROFESSIONAL SERVICES
ANDERSON CONSULTING                    Number:         GSS-ADM-20064-1997
711 LOUISIANA                          Effective Date: 12/19/1997
SUITE 1200
HOUSTON  TX  77002
-------------------------------------- ------------------------------------------------------------------------
1481679 - 10093827                     Type of Contract:     AGREEMENT PROJECT SERVICES
ANTHONY R. PALUMBO & ASSOCIATES
POST OFFICE BOX 1896
MONTEREY  CA  93942
-------------------------------------- ------------------------------------------------------------------------
1489472 - 10569721                     Type of Contract:     EXECUTORY CONTRACT
ANY NON-ENRON AFFILIATED               Description:  VARIOUS POTENTIAL EXECUTORY CONTRACTS RELATING TO
PORTFOLIO MANAGER                      STRUCTURED TRANSACTIONS
OF SUNDANCE ASSETS, LP
-------------------------------------- ------------------------------------------------------------------------
1481682 - 10093676                     Type of Contract:     AGREEMENT PROJECT SERVICES
APAR INFOTECH CORPORATION              Effective Date: 01/15/1998
Attn ROBERT A MASON
2581 WASHINGTON ROAD
SUITE 232
PITTSBURGH  PA  15241
-------------------------------------- ------------------------------------------------------------------------


                                                Page: 8 of 192



In re: ENRON CORP. Debtor, Case No. 01-16034           Entity #2

                            SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

---------------------------------------------------------------------------------------------------------------

NAME AND MAILING ADDRESS,              DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S
INCLUDING ZIP CODE, OF                 INTEREST.  STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL
OTHER PARTIES TO LEASE OR              PROPERTY.  STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
CONTRACT

-------------------------------------- ------------------------------------------------------------------------

-------------------------------------- ------------------------------------------------------------------------
1481682 - 10093680                     Type of Contract:     MASTER SERVICES AGREEMENT
APAR INFOTECH CORPORATION              Effective Date: 01/15/1998
Attn ROBERT A MASON
2581 WASHINGTON ROAD
SUITE 232
PITTSBURGH  PA  15241
-------------------------------------- ------------------------------------------------------------------------
1481686 - 10093693                     Type of Contract:     AGREEMENT FOR SERVICES
APIS CONSULTING, INC.                  Effective Date: 01/01/2000
Attn MICHEL TIMMONS
3957 WISTERIA LANE
FORT WORTH TX 76137-5822
-------------------------------------- ------------------------------------------------------------------------
1481686 - 10093696                     Type of Contract:     MASTER SERVICES AGREEMENT
APIS CONSULTING, INC.                  Effective Date: 02/28/2000
Attn MICHEL TIMMONS
3957 WISTERIA LANE
FORT WORTH TX 76137-5822
-------------------------------------- ------------------------------------------------------------------------
1481687 - 10093708                     Type of Contract:     MASTER SERVICES AGREEMENT
APPIED BUSINESS LOGIC                  Effective Date: 05/04/1998
Attn WILLIAM G ERZAL
14706 HARTAWAY LANE
CYPRESS  TX  77429
-------------------------------------- ------------------------------------------------------------------------
1481690 - 10093699                     Type of Contract:     AGREEMENT FOR SERVICES
APPLICATION DVPMNT & CONSULTING        Effective Date: 10/10/1995
Attn SHAWN J KOGAN
6318 NORTHLAND
HOUSTON  TX  77084
-------------------------------------- ------------------------------------------------------------------------
1481690 - 10093700                     Type of Contract:     MASTER SERVICES AGREEMENT
APPLICATION DVPMNT & CONSULTING        Effective Date: 10/10/1995
Attn SHAWN J KOGAN
6318 NORTHLAND
HOUSTON  TX  77084
-------------------------------------- ------------------------------------------------------------------------
1484152 - 10093702                     Type of Contract:     MASTER SERVICES AGREEMENT
APPLICATION GROUP, THE                 Effective Date: 03/01/1997
Attn JOHN BREITENFELO
4957 10TH AVE SOUTH
GRAND FORKS ND 58201
-------------------------------------- ------------------------------------------------------------------------
1481692 - 10093698                     Type of Contract:     AGREEMENT PROJECT SERVICES
APPLICATIONS CONSULTING SPEC., INC.    Effective Date: 05/11/1998
Attn PETER MERRIFIELD
1325 SNELL ISLE BLVD
SUITE 205 E
ST. PETERSBURG FL 33704
-------------------------------------- ------------------------------------------------------------------------
1481692 - 10096533                     Type of Contract:     MASTER SERVICES AGREEMENT
APPLICATIONS CONSULTING SPEC., INC.    Effective Date: 07/07/1998
Attn PETER MERRIFIELD
1325 SNELL ISLE BLVD
SUITE 205 E
ST. PETERSBURG FL 33704
-------------------------------------- ------------------------------------------------------------------------
1481694 - 10093704                     Type of Contract:     AGREEMENT PROJECT SERVICES
APPLICATIONS PLUS, INC.                Effective Date: 06/11/1993
Attn SAMUEL W EARLE IV
122 W. CARPENTER FREEWAY
SUITE 535
IRVING TX 75039
-------------------------------------- ------------------------------------------------------------------------


                                                Page: 9 of 192



In re: ENRON CORP. Debtor, Case No. 01-16034           Entity #2

                            SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

---------------------------------------------------------------------------------------------------------------

NAME AND MAILING ADDRESS,              DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S
INCLUDING ZIP CODE, OF                 INTEREST.  STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL
OTHER PARTIES TO LEASE OR              PROPERTY.  STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
CONTRACT

-------------------------------------- ------------------------------------------------------------------------

-------------------------------------- ------------------------------------------------------------------------
1481694 - 10093706                     Type of Contract:     MASTER SERVICES AGREEMENT
APPLICATIONS PLUS, INC.                Number:         GSS-ADM-10087-1993
Attn SAMUEL W EARLE IV                 Effective Date: 06/18/1993
122 W. CARPENTER FREEWAY
SUITE 535
IRVING TX 75039
-------------------------------------- ------------------------------------------------------------------------
1481696 - 10093707                     Type of Contract:     AGREEMENT PROJECT SERVICES
APPLIED BUSINESS LOGIC                 Effective Date: 04/08/1998
Attn WILLIAM G ERZAL
14706 HARTAWAY LANE
CYPRESS  TX  77429
-------------------------------------- ------------------------------------------------------------------------
1481697 - 10096581                     Type of Contract:     MASTER SERVICES AGREEMENT
APPLIED COMPUTER SCIENCES, INC.        Effective Date: 06/23/1997
Attn TRINA SEEVERS
6371 RIVERSIDE DRIVE
DUBLIN OH 43017
-------------------------------------- ------------------------------------------------------------------------
1481698 - 10093716                     Type of Contract:     AGREEMENT PROJECT SERVICES
APPLIED COMPUTER SERVICE               Effective Date: 06/23/1997
Attn TRINA SEEVERS
6371 RIVERSIDE DRIVE
DUBLIN OH 43017
-------------------------------------- ------------------------------------------------------------------------
1481699 - 10093723                     Type of Contract:     AGREEMENT FOR SERVICES
APPLIED MANAGEMENT INNOVATIONS         Effective Date: 05/14/1996
Attn PHILLIP M WALSH
637 FRONT STREET
EVANSTON  WY  82930
-------------------------------------- ------------------------------------------------------------------------
1481700 - 10093719                     Type of Contract:     MASTER SERVICES AGREEMENT
APPLIED SERVICE AGREEMENT              Effective Date: 05/13/1996
Attn PHILLIP M WALSH
637 FRONT STREET
EVANSTON  WY
-------------------------------------- ------------------------------------------------------------------------
1481702 - 10093728                     Type of Contract:     MASTER SERVICES AGREEMENT
APPLIX INC.                            Effective Date: 03/15/1996
Attn PAT SCANNELL
ONE GALLERIA TOWER
13355 NOEL ROAD
DALLAS TX 75240
-------------------------------------- ------------------------------------------------------------------------
1481702 - 10093730                     Type of Contract:     AGREEMENT FOR SERVICES
APPLIX INC.                            Effective Date: 01/25/1996
Attn PAT SCANNELL
ONE GALLERIA TOWER
13355 NOEL ROAD
DALLAS TX 75240
-------------------------------------- ------------------------------------------------------------------------
1481704 - 10093735                     Type of Contract:     AGREEMENT FOR SERVICES
AQUARIUM ENVIRONMENTS INC.             Effective Date: 06/24/1998
Attn PHILIP BAZELIDES
2414 TANGLEY
HOUSTON  TX  77005
-------------------------------------- ------------------------------------------------------------------------
1481705 - 10093737                     Type of Contract:     ADVERTISING CONTRACTS
AQUENT                                 Number:         GSS-ADM-11065-1997
Attn RAHILLA SHATTO                    Effective Date: 08/01/1997
5599 SAN FELIPE
STE 750
HOUSTON  TX  77056
-------------------------------------- ------------------------------------------------------------------------


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